                        AGREEMENT OF PURCHASE AND SALE
                         AND JOINT ESCROW INSTRUCTIONS


          THIS AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of April 30, 1997 (the "Effective Date") by and between CAMARILLO PARTNERS, a California general partnership ("Seller"), and KILROY REALTY L.P., a Delaware limited partnership ("Buyer").

          Buyer and Seller agree as follows:

1.   Definitions. For the purposes of this Agreement, the following terms will
     -----------
have the meanings indicated below, or are defined where indicated below:

     "awareness of Seller" and words of similar effect are defined in Subsection 13.4.

     "Assignment and Assumption" is defined in Subsection 7.1.

     "Bill of Sale" is defined in Subsection 7.1.

     "Broker" shall mean Jones Lang Wootten USA.

     "Closing" and "Close of Escrow": Closing and Close of Escrow are terms used interchangeably in this Agreement. The Closing or the Close of Escrow will be deemed to have occurred when the Deed is recorded in the official records of the county in which the Property is located, and the Purchase Price is paid to Seller.

     "Closing Date" shall mean the date on which the Closing actually occurs.

     "Contingency Date" shall mean the last day of the Due Diligence Period. Unless otherwise agreed in writing by the parties, the Contingency Date shall be the earlier to occur of (i) May 12, 1997, or (ii) the Scheduled Closing Date designated in any notice sent by Buyer to Seller in accordance with Section 2.

     "Deed" is defined in Subsection 7.1.

     "Deposit": The Deposit will be $500,000.00, and will be placed into escrow on the Opening of Escrow as defined in Section 4.

     "Due Diligence Period" shall mean the period of time starting on and including the Effective Date and continuing through and including the earlier to occur of (i) May 12, 1997, or (ii) the Scheduled Closing Date designated in any notice sent by Buyer to Seller in accordance with Section 2.

     "Effective Date" is defined in the first paragraph of this Agreement.

     "Environmental Audit" is defined in Section 19.

     "Environmental Law" is defined in Section 19.

     "Escrow" is defined in Section 4.

     "Escrow Holder" shall mean Title Company.

     "Excluded Additional Items" is defined in Subsection 23.2.

     "FIRPTA Certificate" is defined in Subsection 7.1.

     "Hazardous Substance" is defined in Section 19.

     "Improvements" shall mean all of Seller's right, title and interest in and to all improvements and fixtures situated on the Land.

     "Intangibles" shall mean any and all of Seller's right, title and interest in and to all assignable existing warranties and guaranties, express or implied, issued to Seller in connection with the Improvements or the Personal Property, and all assignable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property.

     "Known to Seller" shall mean within Seller's awareness, as defined in Subsection 13.4.

     "Land" shall mean that certain land located in the County of Ventura, State of California, more particularly described in Exhibit A attached hereto.
                                              ---------

     "M/R Systems" shall mean M/R Systems Corporation.

     "M/R Systems Lease" shall mean that certain Standard Industrial Lease-Special Net dated as of April 15, 1991, by and between Seller and M/R Systems.

     "M/R Systems Lease Documents" shall mean the M/R Systems Lease and the documents identified in Exhibit B.
                        --------

     "Newly Discovered Condition" is defined in Subsection 12.3.

     "Objections" is defined in Subsection 6.6.

     "Opening of Escrow" is defined in Section 4.

     "Personal Property" shall mean (i) all tangible personal property owned by Seller and located at the Real Property, including without limitation appliances, furniture, fixtures, equipment, carpeting, draperies, tools and supplies, and (ii) the Intangibles. Buyer acknowledges that there may be little or no such Personal Property.

     "Property" shall mean, collectively, (i) the Real Property, (ii) the Improvements, (iii) Seller's interest in the M/R Systems Lease Documents, and
(iv) the Personal Property.

     "PTR" is defined in Subsection 6.3.

     "Purchase Price" is defined in Section 3.

     "Real Property" shall mean the Land and the Improvements, together with all rights appurtenant thereto.

     "Scheduled Closing Date" shall mean the date on which the Closing is scheduled to occur. As of the Effective Date, the Scheduled Closing Date is May 22, 1997. See Section 2.

     "Seller Parties" shall mean each and all of Seller, Weingart Foundation, D/L Camarillo Partners, The Deutsch Company, Stephen Lebowitz, and each of their employees, officers, directors, trustees, representatives, agents, servants, attorneys, affiliates, parent companies, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations acting or providing information on their behalf and their successors and assigns.

     "Tenant Notice" is defined in Section 7.

     "Termination Provisions" shall mean the provisions of Section 17.

     "Title Company" shall mean Chicago Title Insurance Company or such other title company as may be reasonably designated by Seller. Seller's designation of any of Lawyers Title Insurance Company, First American Title Insurance Company, or Stewart Title Guaranty Company shall be reasonable. Seller will not designate any other title company without Buyer's consent, which consent shall not be unreasonably withheld.

     "Title Policy" is defined in Section 12.

2.   Purchase and Sale: Scheduled Closing Date.  Upon and subject to the terms
     -----------------------------------------
and conditions set forth in this Agreement, Seller agrees to sell the Property to Buyer and Buyer agrees to buy the Property from Seller, and in consideration thereof Buyer will pay to Seller the Purchase Price at the Closing, subject to prorations as provided herein. Subject to the express provisions of this Agreement pertaining to extensions of the time for Closing, the Closing shall occur on the earlier of (i) the 10th day after the Contingency Date, or (ii) the Scheduled Closing Date designated by Buyer on not less than seven day's prior written notice to Seller.

3.   Purchase Price.  The Purchase Price for the Property shall be
     ---------------
$24,000,000.00.

4.   Escrow; Deposit.
     ---------------

     4.1  Opening of Escrow.  Within two business days after the execution and
          -----------------
delivery of this Agreement, Buyer and Seller will open an escrow (the "Escrow") for the transaction contemplated herein with the Escrow Holder by delivering to Escrow Holder a fully executed copy of this Agreement. Such delivery by either party shall constitute the "Opening of Escrow". Contemporaneously with execution and delivery of this Agreement, Buyer and Seller shall execute and deliver instructions to Escrow Holder in the form attached hereto as Exhibit C.
                                                             ---------

     4.2  Deposit.  Immediately upon the Opening of Escrow, Buyer will deliver
          -------
the Deposit to Escrow Holder for deposit into Escrow. Escrow Holder is hereby instructed to invest the Deposit in an interest-bearing account. Interest on the Deposit will accrue for the account of Buyer except as otherwise provided in this Agreement. If the Deposit or any portion thereof is not delivered to Escrow Holder or to Seller as and when required hereunder, then Seller shall have the right to terminate this transaction by giving written notice of such termination to Buyer and Escrow Holder.

     4.3  Provisions Regarding Escrow Holder.  Escrow Holder shall hold and
          ----------------------------------
dispose of the Deposit and any interest earned thereon in accordance with the terms of this Agreement. Escrow Holder shall incur no liability in connection with the safekeeping or disposition of the Deposit for any reason other than Escrow Holder's failure to follow instructions pertaining thereto which Escrow Holder has accepted, or Escrow Holder's willful misconduct or gross negligence. If Escrow Holder is in doubt as to its duties or obligations with regard to the Deposit, or if

Escrow Holder receives conflicting instructions from Buyer and Seller with respect to the Deposit, Escrow Holder shall not be required to disburse the Deposit or any interest earned thereon and may, at its option, continue to hold such funds until both Buyer and Seller execute and deliver instructions satisfactory to Escrow Holder as to it's disposition, or until a final judgement is entered by a court of competent jurisdiction directing its disposition, or Escrow Holder may interplead such funds in accordance with applicable law. Escrow Holder shall not be responsible for any interest on the Deposit except as is actually earned, or for the loss of interest resulting from the withdrawal of the Deposit prior to the date interest is posted thereon.

5.   Excluded Items.  Notwithstanding anything to the contrary herein or in the
     --------------
instruments delivered pursuant hereto, Seller shall not sell or transfer to Buyer and Buyer shall not acquire any contractual rights which Seller has under the agreements (other than the M/R Systems Lease Documents) pursuant to which Seller acquired the Property.

6.   Due Diligence Period.
     --------------------

     6.1  Right to Investigate.  During the Due Diligence Period, Buyer shall
          --------------------
have the right (and is hereby encouraged) to conduct any inquiry and investigation pertaining to the Property, subject to the rights of tenants and parties in possession and subject to the provisions of this Agreement.

     6.2  Physical Access.  Subject to the rights of tenants and other parties
          ---------------
in possession, and subject to the provisions of this Agreement, on reasonable notice and at reasonable times during the Due Diligence Period, Seller will allow Buyer and/or its agents access to the Property to perform any and all investigations and inspections desired by Buyer (provided that any entry will be subject to the provisions of Section 22, and any Environmental Audit will be subject to the provisions of Section 19).

     6.3  Preliminary Title Report.  Buyer hereby acknowledges receipt of a
          ------------------------
preliminary title report pertaining to the Real Property issued by Title Company as of September 23, 1996 (the "PTR") accompanied by all documents referred to in such report.

     6.4  Other Documents and Materials.
          -----------------------------

          A.   Inspection of Files.  Upon reasonable request during the Due
               -------------------
Diligence Period, Seller will make its files, books, and records pertaining to the Property reasonably available for inspection and copying by Buyer in Los Angeles and/or Santa Monica (at the election of Seller), to the extent that the same are Known to Seller to be in the possession of any of the Seller Parties, except:
(i) appraisals or valuation information, (ii) internal memoranda, communications, analyses, and business plans, (iii) correspondence and other materials to or from legal counsel for Seller or any of the Seller Parties, (iv) correspondence and other materials pertaining to potential other buyers, and (v) other information which is privileged, confidential, or proprietary.

          B.   Lease Documents.  Buyer acknowledges receipt of copies of the M/R
               ---------------
Systems Lease Documents.

          C.   Estoppel Certificate.  Seller promptly will request from M/R
               --------------------
Systems an estoppel certificate in the form attached hereto as Exhibit D.
                                                               ----------
Notwithstanding the foregoing, there shall be no obligation to threaten or declare a default under the M/R Systems Lease if such M/R Systems fails to deliver such an estoppel certificate.

     6.5  Commercial Property Owner's Guide to Earthquake Safety.  Buyer
          ------------------------------------------------------
hereby acknowledges receipt of a copy of the Commercial Property Owner's Guide to Earthquake Safety.

     6.6  Objections; Supplemental Agreement.  If on or before the Contingency
          ----------------------------------
Date, any condition or other matter affecting the Property or the suitability of the Property for Buyer's purposes is unsatisfactory to Buyer for any reason or for no reason (such conditions or matters may be referred to herein as "Objections"), then Buyer may inform Seller of any such Objections; and Seller and Buyer may, but shall have no obligation to, arrange to resolve such Objections on or before the Contingency Date through a written supplemental agreement duly executed and delivered by Buyer and Seller. If Buyer does not terminate this transaction in accordance with the following Subsection, Buyer shall be deemed conclusively to have waived any and all Objections for which resolution is not arranged expressly in such a written supplemental agreement.

     6.7  Buyer's Option to Terminate.  Buyer shall have the option to terminate
          ---------------------------
this transaction for any reason or for no reason in Buyer's sole discretion, which option may be exercised only by delivering written notice to Seller on or before the Contingency Date, which notice expressly sets forth Buyer's exercise of its option to terminate this transaction. If Buyer so exercises its option to terminate this transaction in accordance with the preceding sentence, then Seller and Buyer shall each instruct Escrow Holder to return the Deposit and all interest earned thereon to Buyer, less Buyer's share of any escrow cancellation charges as provided below (which obligation to so instruct Escrow Holder shall survive termination of this Agreement), and the Termination Provisions shall apply.

     6.8  Waiver of Objections.  Buyer's failure to terminate this transaction
          --------------------
in accordance with the foregoing Subsection shall constitute an irrevocable election to proceed with the purchase of the Property (subject only to the rights of the parties to subsequently terminate this transaction as expressly provided in this Agreement), and upon the close of business on the Contingency Date, except only as otherwise provided in this Agreement, the Deposit shall become nonrefundable and all Objections other than those that Seller and Buyer have mutually agreed in writing to resolve, if any, shall be deemed waived.

7.   Deliveries to Escrow Holder.
     ---------------------------

     7.1  Deliveries by Seller.  The Closing shall be consummated through the
          ---------------------
Escrow and shall be administered by Escrow Holder in accordance with the terms of this Agreement. On or before the day prior to the Scheduled Closing Date, Seller will deliver or cause to be delivered to Escrow Holder the following items:

          A. A Grant Deed (the "Deed"), in the form attached to this Agreement as Exhibit E, duly executed and acknowledged by Seller.
   ---------

          B. A Transferor's Certificate of Non-Foreign Status in the form attached to this Agreement as Exhibit F ("FIRPTA Certificate"), duly executed by
                              ---------
Seller.

          C.   A duly executed California Form 590, duly executed by Seller.

          D.   A bill of sale in the form attached to this Agreement as Exhibit
                                                                        -------
G (the "Bill of Sale"), duly executed by Seller.
-

          E. Two counterpart originals of an Assignment and Assumption of M/R Systems Lease Documents in the form attached to this Agreement as Exhibit H (the
                                                                  ---------
"Assignment and Assumption"), duly executed by Seller.

          F. Originals of the M/R Systems Lease Documents (or copies if originals are not available).

          G. An Assignment of Guaranty and Deed of Trust in the form attached hereto as Exhibit I, duly executed by Seller.
          ---------

          H.   A Tenant Notice in the form of Exhibit J (the "Tenant Notice"),
                                              ---------
duly executed by Seller.

          I. A closing statement in form mutually satisfactory to Seller and Buyer, duly executed by Seller, reflecting debits and credits to the accounts of Seller and Buyer in accordance with this Agreement.

     7.2  Deliveries by Buyer.  On or before 1:00 pm local time on the day prior
          -------------------
to the Scheduled Closing Date, Buyer will deliver or cause to be delivered to Escrow Holder the following items:

          A.   Funds in an amount equal to the sum of the following:

               (i) The balance of the Purchase Price (that is, the Purchase Price less any portion of the Deposit and any interest thereon that is then held by Escrow Holder); and

               (ii) Any additional amounts required to fund Buyer's obligations hereunder; and

               (iii) Plus any additional amount due from Buyer to Seller, or less any additional amount due from Seller to Buyer, as the case may be, if any, as a result of the prorations and cost allocations provided for herein.

          B. Two counterpart originals of the Assignment and Assumption, duly executed by Buyer.

          C.   The Tenant Notice, duly executed by Buyer.

          D. A closing statement in form mutually satisfactory to Seller and Buyer, duly executed by Buyer, reflecting debits and credits to the accounts of Seller and Buyer in accordance with this Agreement.

     7.3  Additional Deliveries by Buyer and Seller.  Buyer and Seller each
          -----------------------------------------
shall deliver to Escrow Holder such resolutions, certificates of good standing and/or other entity documents as Escrow Holder may reasonably require.

8.   Conditions to the Close of Escrow.  The following are conditions precedent
     ---------------------------------
to the Closing:

     8.1  Seller's Deliveries.  Seller shall have performed its covenants under
          -------------------
Subsections 7.1 and 7.3, and shall not have breached its covenants under Section 14. This is a condition in favor of Buyer.

     8.2  Buyer's Deliveries.  Buyer shall have performed its covenants under
          ------------------
Subsections 7.2 and 7.3. This is a condition in favor of Seller.

     8.3  Representations Remain True.  The representations of each party
          ---------------------------
contained in this Agreement shall remain true and correct in all material respects as of the Closing. This is a condition in favor of Buyer if the representation is made by Seller, and in favor of Seller if the representation is made by Buyer.

     8.4  Title Insurance.  As of the Close of Escrow, the Title Company will
          ---------------
be prepared and committed to issue the Title Policy to Buyer. This is a condition in favor of each of Buyer. Seller shall not be deemed in breach of any covenant hereunder by reason of the Title Company's not being so prepared and committed.

Subsections 8.1 through 8.4 are conditions only and are not covenants, provided however that this sentence shall not prevent any such condition from being a covenant if separately stated as a covenant elsewhere in this Agreement.

The conditions set forth in Subsections 8.1 through 8.4 are solely for the benefit of the party or parties indicated. Where such conditions are for one party, they may be asserted or waived only by that party. Where such conditions are for both parties, they may be asserted by either party but may only be waived by both parties. If any conditions are not satisfied on or before the Closing, then the party in favor of whom such condition exists may (i) waive such condition and proceed to close this transaction, (ii) suspend performance for so long as is reasonably necessary to obtain satisfaction of the condition, but in any event not more than 30 days, or (iii) terminate this transaction.
Any such election shall be executed by written notice of the same delivered to the other party and to Escrow Holder, and an election under the second part of the preceding sentence shall not preclude a subsequent election under the first or third part of such sentence. If the transaction is so terminated, then the Termination Provisions shall apply.

9.   Closing; Disbursements and Other Actions by Escrow Holder.  At the Close of
     ---------------------------------------------------------
Escrow, Escrow Holder will promptly undertake all of the following:

     9.1  Funds.  Disburse all funds deposited with Escrow Holder as follows:
          -----

          A.   Deliver to Seller the Purchase Price, after deducting therefrom
(i) the amount of all items, costs and prorations chargeable to the account of Seller, and (ii) the amount of the Deposit to the extent that the same previously shall have been disbursed to Seller. All disbursements hereunder to or for the benefit of Seller shall be made 50 percent to Weingart Foundation and 50 percent to D/L Camarillo Partners, in each case in accordance with written instructions to be provided by the applicable recipient.

          B. Disburse the remaining balance, if any, of the funds deposited by Buyer to Buyer, less amounts chargeable to Buyer.

     9.2  Recording.  Cause the Deed (with documentary transfer tax information
          ---------
to be affixed after recording) to be recorded in the county where the Real
              -----
Property is located, and cause the Assignment of Guaranty and Deed of Trust to be recorded in the county where the encumbered property is located, and obtain conformed copies thereof for distribution to Buyer and Seller.

     9.3  Title Policy.  Direct the Title Company to issue the Title Policy to
          ------------
Buyer.

     9.4  Delivery of Documents.
          ---------------------

          A. Deliver to Buyer (i) the following documents and instruments executed by Seller: FIRPTA Certificate, the California Form 590, the Bill of Sale, the Assignment and Assumption, and the closing statement, and (ii) The M/R Systems Lease Documents, any other documents (or copies thereof) deposited into Escrow by Seller.

          B. Deliver to Seller (i) the following documents and instruments executed by Buyer: the Assignment and Assumption and the closing statement, and
(ii) any other documents (or copies thereof) deposited into Escrow by Buyer.

          C. Mail the Tenant Notice to the addressee thereof by certified mail, return receipt requested.

     9.5  Escrow Holder as Reporting Person.  Seller and Buyer hereby
          --------------------------------
designate Escrow Holder as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Internal Revenue Code.

10.  Costs and Expenses.  Seller will pay: (a) the premium for the Title Policy;
     ------------------
(b) one-half of all escrow fees and costs, including recording costs; (c) all city and county documentary transfer taxes;
(d) one-half (but not to exceed $2,500) of the costs of a survey or survey update of the Real Property obtained by Buyer; (e) the compensation owing by Seller to Broker in accordance with Section 21 hereof; and (f) prorations duly allocated to Seller.

          Buyer will pay: (a) one-half of the costs of a survey or survey update of the Real Property obtained by Buyer, and any excess of such costs over the amount that Seller is obligated to pay; (b) one-half of all escrow fees and costs, including recording costs; (c) additional title insurance premiums and costs as described in Subsection 12.2 hereof; and (e) prorations duly allocated to Buyer.

          Each of Buyer and Seller will pay the fees and expenses of its own legal counsel and other consultants and professionals. Such persons are not third-party beneficiaries of this Agreement.

11.  Prorations.
     -----------

     11.1 Rent Under M/R Systems Lease.  The rents referred to in this
          ----------------------------
Subsection are the rents under the M/R Systems Lease. All rents for the month in which the Closing occurs which are actually received by Seller as of the Closing will be prorated. Delinquent rents and rents not paid by Close of Escrow will not be prorated, and Seller shall have the right to continue to collect such rents, provided that Seller shall not have the right to bring or prosecute an action for unlawful detainer in connection with the same after the Closing. Rents allocable to the period prior to Closing will be the property of Seller, and rents allocable to the period after Closing will be the property of Buyer. All rents collected by either party after Closing will be applied first to current rent then due (that is, rent for the month in which the collection occurs), then to past due rents (if any), and then to rent for months after the month in which collection occurs. Each party that receives any rents owned by the other party shall promptly pay the same to the other party. Prorations under this Subsection will be made as of the date of Closing based on the actual number of days of the applicable month.

     11.2 No Other Prorations.  Except for rents under the M/R Systems Lease,
          -------------------
there shall be no other prorations. Without limitation, there shall be no prorations for real estate taxes and assessments, utilities, insurance, or other operating expenses.

12.  Title Insurance and Newly Discovered Conditions.
     -----------------------------------------------

     12.1 Title Policy.  At the Close of Escrow, the Title Company will issue to
          ------------
Buyer Title Company's then-current form of ALTA standard coverage owner's policy (the "Title Policy"), with coverage in an amount equal to the Purchase Price.

     Such Title Policy shall satisfy any written criteria therefor agreed to in writing between Buyer and Seller during the Due Diligence Period, but may also contain exceptions for conditions accepted or permitted pursuant to Subsection 12.3.

     If no such criteria shall have been so agreed to in writing during the Due Diligence Period, then the Title Policy shall show title to the Property vested in Buyer subject only to (i) the printed exclusions, (ii) the exceptions which were disclosed in the PTR and any supplements thereto that shall have been delivered to Buyer prior to or during the Due Diligence Period, and that Seller does not prior to the Contingency Date agree in writing to remedy, (iii) matters that are reasonably apparent from physical inspection of the Property or otherwise known to Buyer, (iv) exceptions for other conditions accepted or permitted pursuant to Subsection 12.3 hereof, and (v) an exception for matters that would be disclosed by a survey.

     12.2 Additional Coverage.  If Buyer elects to obtain any other form of
          -------------------
title insurance policy or any title insurance endorsements, then Buyer at its sole cost and expense shall pay any additional premiums and costs, including the cost of any survey required by the Title Company. Buyer's inability to obtain any such other form of policy or endorsements at the scheduled time and date of Closing shall not (i) delay the Closing or (ii) constitute a failure of any condition to Closing.

     12.3 Newly Discovered Conditions.  If, subsequent to the Contingency Date
          ---------------------------
and prior to Closing, a condition of title or an exception to title insurance coverage is discovered by Buyer or disclosed to Buyer by Title Company that materially adversely affects the value or use of the Property, and such condition or exception then shall not have been previously referenced in the PTR or any supplement thereto that shall have been delivered to Buyer prior to or during the Due Diligence Period, reasonably apparent from physical inspection of the Property, or otherwise known to Buyer (a "Newly Discovered Condition"), then Buyer either shall deliver to Seller written notice of Buyer's objection to such Newly Discovered Condition within ten days from Buyer's first receipt of notice of such Newly Discovered Condition (and delivery of a supplement or amendment to the PTR to Buyer shall constitute notice of any Newly Discovered Conditions disclosed therein), or if such notice of objection is not so delivered within such time then Buyer shall be deemed to have accepted such Newly Discovered Condition.

          If Buyer so delivers such notice of objection within such time, then within ten days after receipt of such notice of objection, Seller either shall deliver notice to Buyer electing to cure such Newly Discovered Condition on or before the Closing (and, without limitation, provision of title insurance coverage for such Newly Discovered Condition shall constitute such a cure), or if Seller does not so deliver such notice of election to cure within such time, then as of the tenth day following Seller's receipt of Buyer's timely delivered notice of objection Seller shall be deemed to have declined to cure such Newly Discovered Condition. Seller shall have no liability for or as a consequence of any Newly Discovered Condition or failure to cure any such condition.

          Buyer's sole and exclusive remedy on account of any Newly Discovered Condition shall be to deliver written notice of objection within the first ten-day period referenced above in this Subsection, and if Seller shall decline or fail to cure such Newly Discovered Condition as to which Buyer shall have so timely delivered notice of objection, then Buyer shall have the option to terminate this transaction and receive a refund of the Deposit (less Buyer's share of escrow cancellation charges) which option shall be exercised, if at all, only by delivery of written notice to Seller of Buyer's election so to terminate within ten days after Seller has declined or has been deemed to have declined to cure such condition, or if Seller shall have elected to cure and failed to be prepared to cure at Closing, then Buyer's termination election notice shall be delivered before the Closing actually occurs. Buyer shall have no right or remedy for any Newly Discovered Condition as to which Buyer does not timely deliver notice of objection or on account of which Buyer does not timely deliver a termination notice as provided in this Subsection. At the election of either Buyer or Seller, the Closing may be extended until the expiration of any of the ten-day periods referenced in this Subsection. Notwithstanding the foregoing, no objections or elections to terminate or extend shall be effective after the Closing actually occurs.

          If this transaction shall be terminated in accordance with this Subsection, then the Termination Provisions shall apply.

     12.4 Reliance on Title Policy.  Buyer shall rely on the Title Policy (and
          ------------------------
shall have no right or recourse against Seller) for any rights, assurances or protection pertaining to the condition of title to the Property.

13.  Representations.
     ---------------

     13.1 Representations of Both Parties.  Each of the parties represents to
          -------------------------------
the other party as follows:

          A.   Authority.  The representing party is duly organized and validly
               ---------
existing under the laws of the state of formation, and it has the legal power, right and authority to enter into this Agreement and the documents and instruments referenced herein, and to consummate this transaction.

          B.   Due Authorization.  The execution and delivery of this Agreement
               -----------------
and the documents and instruments referenced herein have been duly authorized by the representing party, and in connection with such due authorization all requisite action (corporate, trust, partnership or otherwise) has been taken, and no further consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is required.

          C.   Due Execution.  The individuals executing this Agreement and the
               -------------
documents and instruments referenced herein on behalf of the representing party and its constituents have the legal power, right, and actual authority to bind such party and constituents, as applicable, to the terms and conditions of this Agreement and such documents and instruments.

          D.   Valid and Binding.  This Agreement and the documents and
               -----------------
instruments required to be executed and delivered by the representing party hereunder are and will be valid, legally binding obligations of and enforceable against the representing party in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws and other laws and equitable principles affecting or limiting the rights of contracting parties generally.

     13.2 Representations of Seller.  As of the Effective Date, Seller hereby
          -------------------------
represents to Buyer as follows:

          A.   Tenant Leases.
               -------------

               (i) Rent under the M/R Systems Lease is paid through April 30, 1997, and there is no other advance payment of rent or any security deposit under the M/R Systems Lease.

               (ii) The M/R Systems Lease Documents have not been modified or amended, except as disclosed in Exhibit B.
                                ---------

               (iii) The ledger of 1995 and 1996 rental receipts under the M/R Systems Lease attached hereto as Exhibit K is true, complete and accurate in all material respects.

               (iv) (a) except for the M/R Systems Lease and subleases, assignments, and tenancies by, through or under the M/R Systems Lease, Seller is not aware of any existing leases creating tenancies or rights of occupancy now or hereafter to come into existence relating to any portion of the Property, (b) Seller is not aware of any defense or (except as expressly provided in the M/R Systems Lease) right to off-set of M/R Systems against its obligations under the M/R Systems Lease, (c) Seller is not aware of having received any currently effective written notice of any unremedied default or breach on the part of the landlord under the M/R Systems Lease, and Seller has not issued any currently effective written notice of any unremedied default or breach on the part of the tenant under said lease.

          B.   Claims on Insurance.  Seller is not aware of any outstanding
               -------------------
claims under the insurance policies which relate to the Property.

          C.   Violations.  Seller is not aware of having received any
               ----------
unremedied written notice of any violation of any federal, state or local laws, ordinances, rules or regulations bearing on the construction, operation, ownership, occupancy or use of the Property, including but not limited to, those relating to zoning, land division, building, fire, health and safety, seismic safety and handicap rights and access (including those under the ADA or any similar law).

          D.   Pending Actions.  Seller is not aware of any action, suit,
               ---------------
arbitration, unsatisfied order or judgment, government investigation or proceeding pending or threatened against Seller which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement. Seller is not aware of any litigation which has been filed against Seller that arises out of the ownership of the Property and would materially affect the Property or use thereof, or Seller's ability to perform hereunder.

          E.   Lease Brokerage.  Seller is not aware of any agreements with
               ---------------
brokers providing for the payment from and after the Closing by Seller or Seller's successor-in-interest of leasing commissions or fees for procuring tenants with respect to the Property.

          F.   Condemnation.  Seller has received no written notice of any
               ------------
currently pending or now threatened condemnation proceedings relating to the Property.

          G.   Physical Condition.  Seller is not aware of any defect in the
               ------------------
structural elements of the Improvements or the mechanical systems of the Improvements, including, without limitation, HVAC, plumbing, electrical, security, utility and sprinkler systems, if any.

          H.   Rezoning.  Seller is not aware of any pending or threatened
               --------
proceeding for the rezoning of the Real Property or any portion thereof.

All of the foregoing representations are qualified by Subsection 19.3 pertaining to environmental conditions.

     13.3 Representations of Buyer.  Buyer represents to Seller that Buyer is
          ------------------------
not domiciled outside of the United States and is not controlled by persons or entities so domiciled. Buyer acknowledges that Section 64 of the M/R Systems Lease imposes limitations on the transfer of Seller's interest in the Real Property to persons and entities domiciled outside the United States or controlled by persons or entities so domiciled.

     13.4 Awareness of Seller; Known to Seller.  Where this agreement refers to
          ------------------------------------
the awareness of Seller (including in the foregoing provisions stating that "Seller is not aware ..."), the same or words of similar effect shall mean and shall be limited to the actual conscious awareness of Larry Wolfe, Steven D. Lebowitz, and William E. Holler. Where this Agreement refers to the awareness of Seller (or words of similar effect) or to matters "Known to Seller," neither Seller nor any of the persons identified above shall have any duty to inquire or investigate. Without limitation, there shall be no duty to review materials or information in Seller's files or in the files of said persons, and the existence of materials or information in such files will not constitute awareness of Seller and will not be Known to Seller unless one of such persons has actual conscious awareness of the same. Seller represents that the persons named above are the persons within the respective constituent organizations of Seller having principal responsibility for the Property.

     13.5 Acknowledgment by Buyer.  Buyer acknowledges that (i) pursuant to the
          -----------------------
M/R Systems Lease, the tenant is largely responsible for the ongoing operation and maintenance of the

Property; (ii) Seller has very little involvement in matters pertaining to the Property other than Seller's periodic receipt of rent under the M/R Systems Lease; (iii) Seller accordingly has little or no information about the subject matter of the representations that are made above, including the representations that are qualified by word such as "Seller is not aware ..."; (iv) Where any representation is qualified by words relating to Seller's awareness, the actual facts of the subject matter of such representations may be significantly different from the information set forth herein; and (v) To the extent that the subject matter of any such representations is material or important to Buyer (or would be if the actual facts were different from the information set forth herein), Seller has urged Buyer to make thorough and independent investigations of the same during the Due Diligence Period, and to utilize Buyer's right to terminate this transaction during the Due Diligence Period unless Buyer is satisfied that it knows, understands, and is satisfied with the actual facts.

     13.6 Representations Made as of Effective Date; Procedure for Additional
          -------------------------------------------------------------------
Disclosure.  Each of the foregoing representations is made as of the Effective
----------
Date. However, if either party becomes aware that any such representation if remade as of the Closing would not be true, then (i) such party shall notify the other in writing prior to completion of the Closing, and (ii) the party to whom the representation is made shall either proceed to complete the Closing or terminate this transaction (in which case the termination provisions shall apply), and (iii) the party to whom the representation is made shall have no rights against the representing party for breach of the applicable representation.

     13.7 Limitations on Actions under Representations.  No action for breach of
          --------------------------------------------
any representation by either party under this Agreement shall be commenced more than one year after Closing, and this provision shall be a complete bar and defense against any action commenced after such date. No such action shall be brought unless the party to whom the representation is made shall suffer losses in excess of $10,000 by reason of the breach of the representation. The aggregate liability of either party hereunder for the breach of all of its representations hereunder shall not exceed $750,000.

14.  Pre-Closing Amendments to M/R Systems Lease.  After the Effective Date and
     ------------------------------------------
until the Closing or earlier termination of this transaction, Seller shall not modify, amend or terminate the M/R Systems Lease Documents. Nothing in this Section shall prevent Seller from granting of consents or approvals under the M/R Systems Lease which Seller in good faith believes that it may be obligated to grant, or that would be granted in the absence of the pending sale.

15.  Property "As-Is".
     ---------------

     15.1 NO SIDE AGREEMENTS OR REPRESENTATIONS; AS-IS PURCHASE.  ANYTHING TO
          -----------------------------------------------------
THE CONTRARY SET FORTH IN THIS SUBSECTION NOTWITHSTANDING, NOTHING IN THIS SUBSECTION SHALL DIMINISH ANY RIGHTS THAT BUYER SHALL HAVE UNDER THIS AGREEMENT ON ACCOUNT OF ANY REPRESENTATIONS OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT. SUBJECT TO THE FOREGOING SENTENCE, BUYER REPRESENTS, WARRANTS AND COVENANTS TO SELLER THAT BUYER WILL, DURING THE DUE DILIGENCE PERIOD, INDEPENDENTLY AND PERSONALLY INSPECT THE PROPERTY AND IMPROVEMENTS, IF ANY, AND THAT BUYER HAS ENTERED INTO THIS AGREEMENT BASED UPON ITS RIGHTS AND INTENTIONS TO MAKE SUCH EXAMINATION AND INSPECTION AND ITS RIGHTS AND ABILITY TO INDEPENDENTLY VERIFY FROM SOURCES OTHER THAN SELLER AND ITS AGENTS ANY AND ALL OTHER INFORMATION PERTAINING TO THE PROPERTY. BUYER AGREES THAT BUYER WILL ACCEPT THE PROPERTY AT CLOSING, IN ITS THEN CONDITION AS-IS AND WITH ALL ITS FAULTS. NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF, BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, SELLER HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY OR ANY MATTER REFERRED TO HEREIN, AND SELLER SHALL HAVE NO RESPONSIBILITY OR LIABILITY TO BUYER OR PERTAINING TO THE PROPERTY AFTER THE CLOSING. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER SHALL HAVE BEEN AFFORDED AMPLE OPPORTUNITY TO INSPECT, ANALYZE AND INVESTIGATE ALL ASPECTS OF THE PROPERTY AND CONDITIONS RELEVANT THERETO AND THE BUSINESS CONDUCTED THEREON AND TO REVIEW INFORMATION AND DOCUMENTATION AFFECTING THE PROPERTY. SELLER SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY OF THE FOREGOING ENTITIES AND INDIVIDUALS OR ANY OTHER INDIVIDUAL OR ENTITY, EXCEPT THE REPRESENTATIONS OF SELLER SET FORTH HEREIN. AS OF THE CLOSING, BUYER SHALL ASSUME ALL RISKS IN CONNECTION WITH THE OWNERSHIP OF THE PROPERTY AND THE MATTERS REFERRED TO IN THIS SECTION.

16.  RELEASE.  ANYTHING TO THE CONTRARY IN THIS SECTION 16 NOTWITHSTANDING, THE
     --------
RELEASE SET FORTH IN THIS SECTION DOES NOT INCLUDE ANY CONTRACTUAL OBLIGATIONS OF SELLER ARISING UNDER THIS AGREEMENT OR UNDER THE INSTRUMENTS REFERRED TO IN SUBSECTION 7.1. SUBJECT TO THE FOREGOING SENTENCE, BUYER ON BEHALF OF ITSELF AND ANYONE CLAIMING BY, THROUGH OR UNDER BUYER HEREBY FULLY AND

IRREVOCABLY RELEASES THE SELLER PARTIES AND EACH OF THEM FROM ANY AND ALL NOW EXISTING OR HEREAFTER ARISING RIGHTS, CLAIMS, LOSSES, LIABILITIES AND DAMAGES, WHETHER KNOWN OR UNKNOWN, PERTAINING DIRECTLY OR INDIRECTLY TO THE PROPERTY. WITHOUT LIMITATION, THE FOREGOING RELEASE INCLUDES ANY CLAIMS PERTAINING DIRECTLY OR INDIRECTLY TO (i) ANY CONSTRUCTION DEFECTS, ERRORS, OMISSIONS OR OTHER CONDITIONS, LATENT OR OTHERWISE, GEOTECHNICAL OR SEISMIC, AFFECTING THE PROPERTY OR ANY PORTION THEREOF, AND (ii) ANY DEFECTS IN THE M/R SYSTEMS LEASE DOCUMENTS, AND (iii) THE TRANSACTION IN WHICH THE M/R SYSTEMS LEASE DOCUMENTS WERE EXECUTED AND DELIVERED.

THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OR WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER. BUYER SPECIFICALLY WAIVES THE BENEFIT OF CALIFORNIA CIVIL CODE SECTION 1542, AND ALL LAWS AND PRINCIPLES OF SIMILAR EFFECT. SAID SECTION PROVIDES AS FOLLOWS:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS
          WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT
          TO EXIST IN HIS FAVOR AT THE TIME OF
          EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM
          MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT
          WITH THE DEBTOR."

IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE REFLECTS THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING. THE PURCHASE PRICE WILL NOT BE INCREASED IF ACTUAL COSTS TO BUYER ASSOCIATED WITH THE PROPERTY ARE LESS THAN EXPECTED, NOR WILL THE PURCHASE PRICE BE REDUCED IF ACTUAL COSTS TO THE BUYER ARE GREATER THAN EXPECTED.

                                              WEH    SDL
---------                              ----- ------ ------
Buyer's initials                       Seller's initials

17.  Termination Provisions.

     17.1 Failure of Closing Because of Breach.  If the Closing does not occur
          ------------------------------------
when provided in this Agreement because of the default of one of the parties, the non-defaulting party shall have the right to terminate this transaction by written notice to the defaulting party and to the Escrow Holder, in which case the termination charges and reasonable expenses of and Title Company and Escrow Holder will be paid by the defaulting party.

     17.2 Failure of Closing for Reason Other than Breach.  If the Closing fails
          -----------------------------------------------
to occur for any reason other than a default by one of the parties, then Buyer and Seller will each pay one-half of the termination charges and reasonable expenses of and Title Company and Escrow Holder.

     17.3 Return or Retention of Deposit.  If this transaction is terminated
          ------------------------------
for any reason other than a default by Buyer, then Buyer will be entitled to return of the Deposit and any interest earned thereon. If this transaction is terminated because of a default by Buyer, then Seller will be entitled to receive and retain the Deposit, as more particularly provided for in Subsection 23.2, and Buyer shall be entitled to receive the interest on the deposit, except as provided in Subsection 23.2.

     17.4 Return of Documents.  If this transaction is terminated for any
          -------------------
reason by either party, then Buyer shall deliver to Seller all documents, instruments, studies, REPORTS, surveys, and other information obtained or received by Buyer in connection with the Property.

     17.5 Survival.  If this Agreement or this transaction is terminated in
          --------
accordance with this Agreement, then the parties shall have no further rights or obligations under this Agreement except only pursuant to the provisions that shall survive such termination. Only the following provisions shall survive such termination: (i) this Section 17, (ii) provisions providing for indemnification,
(iii) provisions pertaining to liquidated damages, remedies for breach of this Agreement, and limitations on such remedies, (iv) provisions pertaining to resolutions of disputes, (v) provisions providing for reimbursement of costs or attorneys' fees and expenses, (vi) provisions which by their terms deal with post-termination rights or obligations or state that they shall so survive termination.

18.  Condemnation and Destruction.  If prior to the Closing or any earlier
     ----------------------------
termination of this transaction, any portion of the Property is taken or materially threatened to be taken under the power of eminent domain, or any portion of the Property is materially damaged or destroyed, then Seller shall so inform Buyer of the same within a reasonable time following the same becoming Known to Seller. If the Closing is scheduled to occur within 15 days after such notice, then the Closing shall be extended to the 20th day after such notice.

     Within 10 days after such notice from Seller, Buyer may deliver written notice to Seller of Buyer's election to proceed with this transaction nonetheless, in which case (i) neither party shall have the right to terminate this transaction pursuant to the following paragraph, and (ii) at Closing, Seller shall assign to Buyer any right which it shall have to recover under any insurance policy for such damage or destruction or any right to recover any award in condemnation or in lieu thereof by reason of such actual or threatened taking, as applicable.

     If Buyer does not timely deliver such notice of election, then at any time after the 10th and before the 18th day after Seller's notice, either party may terminate this transaction prior to Closing by written notice to the other and to Escrow Holder, in which case the Deposit and any interest earned thereon shall be returned to Buyer and the Termination Provisions shall apply.

19.  Hazardous Substances.
     --------------------

     19.1 Definitions.  For the purposes of this Agreement, the following terms
          ------------
have the meanings indicated:

          A. "Environmental Law" means any law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environment including, without limitation CERCLA (Comprehensive Environmental Response, Compensation and Liability Act of 1980) and RCRA (Resources Conservation and Recovery Act of 1976).

          B. "Hazardous Substance" means any substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is or becomes similarly designated, classified or regulated, under any Environmental Law, including but not limited to asbestos, PCBs, urea formaldehyde, and petroleum and petroleum products.

          C. "Environmental Audit" means an environmental audit, review or testing of the Property performed by Buyer or any third party or consultant engaged by Buyer to conduct such study.

     19.2 Environmental Audit.  If during the Due Diligence Period Buyer elects
          -------------------
to perform an Environmental Audit:

          A. The Environmental Audit will be conducted pursuant to standard quality control/quality assurance procedures and in accordance with Section 22.

          B. Buyer shall not conduct any coring, drilling, or sampling of soils, subsurface conditions, or ground water or otherwise conduct any inquiry that Seller reasonably determines to be in the nature of a Phase II environmental study without Seller's prior written consent, which consent Seller shall not withhold unreasonably.

          C. Buyer will give Seller at least two business days' prior written notice of any on-site visitation, testing or other work.

          D. If any report is prepared as the result of the Environmental Audit, such report will be conspicuously labeled as a draft, and Buyer will promptly give Seller a copy of the draft report. Prior to the Closing, Buyer will keep the draft report and the information contained therein confidential and will not disclose it to any person or entity without Seller's prior written consent; provided, however, that Buyer may furnish a copy of said draft report to any proposed lender in connection with prosecution of an application for a mortgage loan and to any person or entity contemplating an investment in the Property as a partner or permitted assignee of Buyer, or to any consultant engaged in, or commenting upon the results of, said draft report.

          E. If Buyer elects during the Due Diligence Period not to acquire the Property or if the Closing fails to occur for any reason, then Buyer will deliver all copies of the draft report to, and they will become the property of, Seller, and Buyer will not disclose to anyone the contents of the draft report except pursuant to valid legal process or with the written consent of Seller.

          F. Any ground water, soil or other samples taken from the Property will be properly disposed of by Buyer at Buyer's sole cost and in accordance with all applicable laws.

     19.3 Disclosure and Acknowledgment.  Buyer acknowledges (i) receipt of the
          -----------------------------
documents referenced in EXHIBIT L, (ii) that Seller makes no representations or
                        ---------
warranties regarding Hazardous Materials or environmental conditions.

20.  Notices.  All notices required hereunder or pertaining hereto shall be in
     -------
writing and shall be deemed delivered and effective upon the earliest of (A) telephonic confirmation of a facsimile transmission received in its entirety at the applicable telephone numbers shown in this provision, after which the notice will be sent within two business days by express courier as specified in (B) below, or (B) the earliest of delivery, refusal of the addressee to accept delivery or failure of delivery after at least one attempt during normal business hours, in each case as such events are recorded in the ordinary business records of the delivery entity, which will be FedEx (international service if over international borders), DHL, Network, or other similarly prominent express courier service, with all charges prepaid or charged to the sender's account, or (C) actual receipt by any means. The applicable addresses and telephone numbers are as follows:

Buyer:              Kilroy Realty L.P.
                    2250 East Imperial Highway
                    Suite 1200
                    El Segundo, CA 90245
                    Attn.: Mr. Jeffrey C. Hawken
                    Facsimile: 310/322-5981
                    Telephone: 310/322-4933


with a copy to:     Latham & Watkins
                    650 Town Center Drive
                    20th Floor
                    Costa Mesa, CA 92626
                    Attn.: Bruce A. Tester, Esq.
                    Facsimile: 714/755-8290
                    Telephone: 714/540-1235


Seller:             Camarillo Partners
                    c/o Weingart Foundation
                    1055 West Seventh Street
                    Suite 3050
                    Los Angeles, CA 90017
                    Attn.: Mr. Larry Wolfe
                    Facsimile: 213/688-1515
                    Telephone: 213/688-7799

                    and to

                    Camarillo Partners
                    c/o D/L Camarillo Partners
                    c/o The Deutsch Company
                    2444 Wilshire Boulevard
                    Suite 600
                    Santa Monica, CA 90403
                    Attn.: Mr. William E. Holler
                    Facsimile: 310/453-6467
                    Telephone: 310/453-0055

with a copy to:     Sidley & Austin
                    555 West Fifth Street
                    40th Floor
                    Los Angles, CA 90013
                    Attn.: M. Scott Cooper, Esq.
                    Facsimile: 213/896-6600
                    Telephone: 213/896-6000
                    [PROVISION CONTINUES]

Either party may change its address for purposes of this Agreement to another address at which business is conducted on a regular basis (and not to a post office box or similar receptacle) by giving notice of such change in accordance herewith.

For reference purposes only, the address, telephone, and facsimile numbers of Title Company are:

                    Chicago Title Insurance Company
                    700 South Flower Street
                    Suite 900
                    Los Angeles, CA 90017
                    Attn.: Ms. Maggie Watson
                    Facsimile: 213/488-0282
                    Telephone: 213/488-4337

21.  Broker.  Seller will pay Broker any commission owing pursuant to a separate
     ------
written agreement between Seller and Broker, subject to the occurrence of the Closing. Buyer and Seller each represents to the other that it has dealt with no broker or other intermediary in connection with this transaction other than Broker. Buyer and Seller each shall indemnify, defend, and hold harmless the other from and against any claims or liabilities in the event that any other person or entity other than Broker claims to be entitled to a commission or finder's fee with respect to this transaction by reason of any agreement with the indemnifying party. There are no third-party beneficiaries of this provision. Each party acknowledges and agrees that Broker is not authorized or empowered to make any representation or warranty or to bind or incur any obligation for or on behalf of either party. This Section 21 shall survive the termination of this Agreement.

22.  Entry.  During the Due Diligence Period, Buyer and Buyer's representatives,
     -----
agents and designees will have the right to enter upon the Property to conduct inquiries in connection with Buyer's proposed purchase of the Property, subject to the terms and conditions of this Agreement, including the following:

     22.1 Prior to each entry onto the Property, Buyer will provide not less than two business days' advance written notice to Seller, accurately specifying the day and time of the entry and accurately describing in reasonable detail the planned tests and investigations, and Buyer will schedule all tests and investigations during normal business hours whenever feasible unless otherwise requested by Seller.

     22.2 All tests and investigations will be at Buyer's sole cost and expense.

     22.3 Buyer shall assure and provide evidence satisfactory to Seller that the persons or entities performing such tests and investigations are properly licensed and qualified and will have obtained all appropriate permits therefor.

     22.4 Buyer shall not core, drill, or break or penetrate any surface without the prior written consent of Seller, which Seller may not unreasonably withhold.

     22.5 Seller will have the right to have a representative of Seller accompany Buyer and Buyer's representatives, agents or designees while they are on the Property.

     22.6 Buyer shall assure that any entry by Buyer, its representatives, agents or designees will not interfere with Seller's or any tenant's use of the Property or the rights of any tenant under its lease or applicable law.

     22.7 Buyer will indemnify, defend and hold the Seller Parties harmless from and against any and all claims, damages, costs, liabilities and losses (including mechanics' liens) arising out of any entry by Buyer or its agents, designees or representatives.

     22.8 Buyer will immediately restore the Property at Buyer's sole cost and expense, and Buyer will take all steps necessary to ensure that any conditions on the Property created by Buyer's testing will not interfere with the normal operation of the Property or create any dangerous, unhealthy, unsightly or noisy conditions on the Property.

     22.9 Prior to any entry involving physical testing, drilling or other physical disturbance, Buyer will obtain, maintain and provide Seller, or shall cause each consultant, contractor and other person entering the Property to obtain, maintain and provide Seller proof of comprehensive general liability insurance in the amount of at least $1,000,000.00 combined, single limit coverage, naming Seller and M/R Systems as an additional insureds and with coverages reasonably satisfactory to Seller.

23.  Legal and Equitable Enforcement of this Agreement.
     -------------------------------------------------

     23.1  Default by Seller.  If the transaction contemplated hereunder is not
           -----------------
consummated due to Seller's default, Buyer shall be entitled to enforce specific performance of Seller's obligation to convey the Property to Buyer in accordance with the terms of this Agreement, but Buyer shall not be entitled to recover damages. Any such action for specific performance shall be brought within six months after the last Scheduled Closing Date. If any such action is later brought, then this provision shall be a complete bar to the same.

     23.2  DEFAULT BY BUYER.  IF THE CLOSING DOES NOT OCCUR BY REASON OF ANY
           ----------------
DEFAULT OF BUYER, THEN SELLER SHALL BE ENTITLED TO RECEIVE AND RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES FOR ALL OF SELLER'S DETRIMENT AS A CONSEQUENCE OF SUCH DEFAULT (OTHER THAN FOR "EXCLUDED ADDITIONAL ITEMS" DESCRIBED BELOW). FOLLOWING SUCH DEFAULT, WITHIN FIVE DAYS OF SELLER'S REQUEST, BUYER SHALL DELIVER WRITTEN INSTRUCTIONS TO ESCROW HOLDER TO PAY TO SELLER ANY PORTION OF THE DEPOSIT THEN HELD BY ESCROW HOLDER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO FIX ACTUAL DAMAGES TO SELLER IN THE EVENT OF A FAILURE TO CLOSE BY REASON OF BUYER'S DEFAULT AND THAT THE AMOUNT OF THE DEPOSIT IS THE PARTIES' REASONABLE ESTIMATE OF THE AMOUNT OF DAMAGES THAT SELLER WOULD SUFFER (OTHER THAN FOR EXCLUDED ADDITIONAL ITEMS). THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A "FORFEITURE" OR "PENALTY" AS SUCH TERMS ARE USED IN CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369 OR OTHERWISE, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671(b), 1676 AND 1677. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389. BUYER HEREBY IRREVOCABLY AGREES THAT THIS PROVISION AND THE LIQUIDATED DAMAGES PROVIDED HEREIN ARE REASONABLE. HOWEVER, THE LIQUIDATED DAMAGES IDENTIFIED HEREIN ARE OF VALUE TO SELLER IF, AND ONLY IF, SELLER RECEIVES THE SAME UPON DEFAULT BY BUYER OF ITS PURCHASE OBLIGATIONS HEREUNDER WITHOUT LITIGATION, ARBITRATION OR OTHER PROCEEDING. IF BUYER DISPUTES SELLER'S RIGHT TO SUCH LIQUIDATED DAMAGES, AND THE JUDGE OR ARBITRATOR PRESIDING OVER SUCH PROCEEDING DETERMINES THAT THE CLOSING HAS NOT OCCURRED BY REASON OF A BREACH BY BUYER, OR IF BUYER FAILS TO EXECUTE INSTRUCTIONS TO ESCROW HOLDER AS AND WHEN REQUIRED ABOVE INSTRUCTING IT TO DELIVER THE DEPOSIT TO SELLER, THEN SELLER SHALL BE ENTITLED TO RECEIVE THE DEPOSIT AND ALSO INTEREST THEREON AT THE GREATER OF THE LEGAL RATE OR THE AMOUNT OF INTEREST ACTUALLY EARNED ON THE DEPOSIT, FROM THE DATE OF SELLER'S ENTITLEMENT TO THE DEPOSIT UNTIL THE SAME IS PAID. IN THE EVENT OF SUCH A PROCEEDING THE PREVAILING PARTY SHALL BE ENTITLED TO COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES. NOTWITHSTANDING THE FOREGOING, THIS PROVISION WILL NOT LIMIT (AND THE LIQUIDATED DAMAGES DISCUSSED ABOVE DO NOT INCLUDE COMPENSATION FOR) "EXCLUDED ADDITIONAL ITEMS," CONSISTING OF THE
FOLLOWING: (i) SELLER'S RIGHT TO RECEIVE REIMBURSEMENT FOR ATTORNEYS' FEES, (ii) BUYER'S INDEMNITY OBLIGATIONS, AND (iii) BUYER'S OBLIGATIONS TO RETURN OR PROVIDE TO SELLER DOCUMENTS,

REPORTS OR OTHER INFORMATION PROVIDED TO OR PREPARED BY OR FOR BUYER PURSUANT TO APPLICABLE PROVISIONS OF THIS AGREEMENT.

   JH                                         WEH   SDL
---------                              ----- ----- -----
Buyer's initials                       Seller's initials

24.  Assignment, Transfer.
     --------------------

     24.1  General Provisions.  Buyer will not transfer by assignment or
           ------------------
otherwise this Agreement or any interest herein or hereunder without obtaining Seller's prior written consent, which consent may be withheld by Seller in its sole and absolute discretion for any reason whatsoever. Any such attempted transfer without Seller's prior written consent will, at Seller's option, be void and constitute a material breach of this Agreement. If Seller consents to a transfer, the transfer will not be effective against Seller unless and until Buyer delivers to Seller an instrument fully executed by Buyer and the transferee, which instrument shall be in form and substance satisfactory to Seller and shall contain provisions pursuant to which the transferee assumes and agrees to perform for the benefit of Seller the obligations of Buyer under this Agreement, and pursuant to which the transferee makes the warranties and representations required of Buyer under this Agreement and such other representations and warranties as Seller may reasonably require. Any such transfer will not release Buyer from any of its obligations under this Agreement.

     24.2  Consent to Contemplated Transfer.  Subject to compliance with
           --------------------------------
Subsection 24.1, Seller shall consent to the assignment of Buyer's rights hereunder to Kilroy Realty Finance Partnership, L.P., or a wholly owned subsidiary thereof.

25.  Miscellaneous.
     -------------

     25.1  Counterparts.  This Agreement may be executed in counterparts.
           ------------

     25.2  Partial Invalidity.  If any term or provision of this Agreement shall
           ------------------
be deemed to be invalid or unenforceable to any extent, the remainder of this Agreement will not be affected thereby, and each remaining term and provision of this Agreement will be valid and be enforceable to the fullest extent permitted by law.

     25.3  Possession of the Property.  Seller will deliver possession of the
           --------------------------
Property to Buyer upon the Close of Escrow, subject to the rights of any tenants.

     25.4  Waivers.  No waiver of any breach of any covenant or provision
           -------
contained herein will be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision contained herein. No extension of time for performance of any obligation or act will be deemed an extension of the time for performance of any other obligation or act except those of the waiving party, which will be extended by a period of time equal to the period of the delay.

     25.5  Successors and Assigns.  This Agreement is binding upon and inures to
           ----------------------
the benefit of the permitted successors and assigns of the parties hereto.

     25.6  Professional Fees.  In the event of any action, arbitration or suit
           -----------------
between or among the parties hereto arising out of this Agreement, the prevailing party will be entitled to recover from the nonprevailing party all costs and expenses of the action, arbitration or suit, actual attorneys' fees (including the allocated costs of in-house counsel), witness fees and any other professional fees resulting therefrom.

     25.7  Entire Agreement.  This Agreement (including all exhibits attached
           ----------------
hereto) constitutes the entire contract between the parties hereto with respect to the subject matter hereof and may not be modified except by an instrument in writing signed by the party to be charged. All prior negotiations and agreements are superseded hereby.

     25.8  Time of Essence.  Time is strictly of the essence with respect to
           ---------------
each and every term, condition, obligation and provision hereof.

     25.9  Construction.  This Agreement has been prepared by Seller and its
           ------------
professional advisors and reviewed by Buyer and its professional advisers. Seller and Buyer and their respective advisors believe that this Agreement is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of or against either Buyer or Seller.

     25.10 Governing Law.  This Agreement will be governed by, interpreted
           -------------
under, and construed and enforced in accordance with the laws of the State in which the Property is located.

     25.11 Confidentiality.  Unless otherwise agreed to in writing by Seller
           ---------------
and Buyer, each party will keep confidential all documents, financial statements, reports or other information provided to, or generated by the other party relating to the Property and will not disclose any such information to any person other than (i) employees and agents of Seller or Buyer; (ii) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property on behalf of Seller and Buyer, (iii) governmental, administrative, regulatory or judicial authorities, (iv) as required by law or judicial order. However, Buyer expressly covenants and agrees that it will not disclose any code compliance or noncompliance, environmental or other regulatory matters to governmental or other authorities without the express prior written approval by Seller.

     Notwithstanding the foregoing, (i) after termination of this Agreement, Seller may disclose any report, study, or other matter pertaining to the Property to anyone, and (ii) after the Closing, Buyer may disclose any report, study, or other matter pertaining to the Property to anyone.

     The provisions of this Subsection will survive the termination of this Agreement.

     25.12 No Recordation.  No memorandum or other document relating to this
           --------------
Agreement will be recorded without the prior written consent of Seller, which consent may be withheld at Seller's sole and absolute discretion. Without limitation, any such consent or approval will be conditioned upon Buyer's providing Seller with a quitclaim deed in form and substance satisfactory to Seller, fully executed and acknowledged by Buyer, quitclaiming any and all interests that Buyer may have in the Property to Seller, which quitclaim deed Seller may record in the event that this Agreement is terminated or the transaction contemplated herein is not consummated.

     25.13 Survival.  This Agreement shall survive Close of Escrow and
           --------
recordation of the Deed.

     25.14 Form of Payment.  All payments required of Buyer hereunder shall be
           ---------------
in cash, confirmed Federal Reserve Bank wire transfer, or otherwise in immediately available funds satisfactory to Seller and Escrow Holder.

     25.15 Facsimile Signatures.  In order to expedite the transaction
           --------------------
contemplated herein, telecopied signatures may be used in place of original signatures on this Agreement or any document delivered pursuant hereto. Seller and Buyer intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

     25.16 Captions.  The section headings appearing in this Agreement are for
           --------
convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section of any subsection hereof.

     25.17 Third-Party Work Product.  Where either party obtains or furnishes to
           ------------------------
the other any title report, survey, environmental report, or other work product of third parties, the party obtaining or furnishing such work product shall not be responsible for the accuracy, completeness, or other quality of the same.

     25.18 Not an Offer.  Seller's delivery of unsigned copies of this
           ------------
Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties, whether oral or written, will in any way be construed as an offer by Seller, nor in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which will not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original to Buyer.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year hereinabove written.

"SELLER"

CAMARILLO PARTNERS,
a California general partnership

By:  Weingart Foundation,
     a California non-profit
     public benefit corporation,
     General Partner

By:  /s/ Larry Wolfe
     -----------------------------
     Larry Wolfe
     Vice President

                        [SIGNATURES CONTINUE NEXT PAGE]

By:  D/L Camarillo Partners,
     a California general partnership

By:  The Deutsch Company,
     a California corporation,
     General Partner

By:  /s/ William E. Holler
     -----------------------------
     William E. Holler

Its: V.P.
     -----------------------------

By:  /s/ Stephen D. Lebowitz
     -----------------------------
     Stephen D. Lebowitz,
     General Partner


"BUYER"

KILROY REALTY L.P.,
a Delaware limited partnership

By:  Kilroy Realty Corporation,
     a Maryland corporation,
     General Partner

By: /s/ Jeffrey L. Hawken
    ------------------------------
Name: Jeffrey L. Hawken

Its:  Executive Vice President
      ----------------------------

Escrow Holder executes this Agreement subject to the Escrow Instructions attached in the form of Exhibit C.
                        ---------

 "ESCROW HOLDER"

CHICAGO TITLE INSURANCE COMPANY

By:  /s/ Maggie G. Watson              Date: 5/1/97
     -----------------------------           ------------------------
Name:  Maggie G. Watson                Escrow No.:  7151190-865
      ----------------------------                 ------------------
Title: Sr. V.P.
       ---------------------------

                             [CONTINUES NEXT PAGE]

Exhibits:
--------

Exhibit A -    Legal Description
Exhibit B -    M/R Systems Lease Documents
Exhibit C -    Form of Escrow Instructions
Exhibit D -    Form of M/R Systems Estoppel Certificate
Exhibit E -    Form of Grant Deed
Exhibit F -    Form of FIRPTA Certificate
Exhibit G -    Form of Bill of Sale
Exhibit H -    Form of Assignment and Assumption
Exhibit I -    Form of Assignment of Guaranty and Deed of Trust
Exhibit J -    Form of Tenant Notice
Exhibit K -    Ledger of 1995 and 1996 rental receipts under M/R Systems Lease
Exhibit L -    List of Documents Buyer has received regarding Hazardous
               Materials